Ehibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SIXTH AMENDMENT

TO THE MASTER CUSTODY SERVICE AGREEMENT

This Sixth Amendment (this “Amendment”) is entered into as of September 29, 2026 (the “Amendment Effective Date”) by and between Anchorage Digital Bank N.A. (“Anchorage” or the “Custodian”), and each Grayscale entity identified on the signature pages hereto, including Grayscale Investments Sponsors, LLC (“Client” and collectively, “Grayscale”). Anchorage and Grayscale are each a “Party” and together the “Parties.”

WHEREAS, Anchorage and Grayscale Investments Sponsors, LLC are parties to that certain Master Custody Agreement dated as of August 8, 2025 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreements to provide for a temporary rebate of a portion of the custody fees payable by Grayscale thereunder, on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Clients. The following Clients are hereby added the “Client(s)” Section of the Order Form of the Agreement:

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Grayscale Jupiter Trust (JUP), a Delaware Statutory Trust
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Grayscale DeepBook Trust (DEEP), a Delaware Trust
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Grayscale Walrus Trust (WAL), a Delaware Trust
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The Zcash ETF, a Delaware Statutory Trust
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Grayscale Avalanche Staking ETF, a Delaware Statutory Trust
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Grayscale SUI Staking ETF, a Delaware Statutory Trust
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Grayscale Chainlink Trust ETF, a Delaware Statutory Trust
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Grayscale CoinDesk Crypto 5 ETF, a Cayman Islands Limited Liability Company
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Grayscale Dogecoin Trust ETF, a Delaware Statutory Trust
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Grayscale XRP Trust ETF, a Delaware Statutory Trust

2. [***].

3. No Other Changes.

Except as expressly amended hereby, the Agreements remain unmodified and in full force and effect and are hereby ratified and confirmed. In the event of any conflict between this Amendment and any Agreement with respect to the subject matter hereof, this Amendment shall control during the Rebate Period.

4. Miscellaneous.

Ehibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

This Amendment shall be governed by and construed in accordance with the governing law provisions of the applicable Agreement. This Amendment may be executed in counterparts (including by electronic signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Capitalized terms used but not defined herein have the meanings given to them in the applicable Agreement. This Amendment shall be effective with respect to each Agreement upon execution by Anchorage and the Client party to such Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ANCHORAGE DIGITAL BANK N.A. By: /s/ Jake Childs Name: Jake Childs Title: Head of Asset Management Date: 09/29/2026	GRAYSCALE INVESTMENTS SPONSORS, LLC By: /s/ Craig Salm Name: Craig Salm Title: Chief Legal Officer Date: 09/28/2026